UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

February 13, 2012

Date of Report (Date of earliest event reported)

ChineseInvestors.com, Inc.

(Exact name of registrant as specified in its charter)

Indiana	000-54207	35-2089868
(State of Organization)	(Commission File Number)	(IRS Employer Identification #)

13791 E. Rice Place, Suite #107 Aurora, CO	80015
(Address of principal executive offices)	(Zip Code)

(303) 481-4416 or (303) 345-1262

Registrant’s telephone number, including area code

Copies to: Michael E. Shaff, Esq., Irvine Venture Law Firm, LLP

17901 Von Karman Avenue, Suite 500, Irvine, CA 92614 Telephone (949) 660-7700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note on Amendment

The 8-K  has been amended to correct the Item Number being reported and provide more information on the event.

Item 8.01. COMPLETION OF ACQUISITION

On or about February the 8th, 2012 the Company formed a new wholly owned subsidiary, New Zealand corporation in preparation for advancing its expansion objectives in the financial services marketplace and as disclosed in prior 10Q filings. As of the date of this filing, the subsidiary does not have any material assets or operations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ChineseInvestors.COM, Inc.

Date: February 28, 2012	By: /s/ Brett Roper
Name: Brett Roper
Title: VP, Corporate Services